CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each undersigned officer of Applewood's Restaurants, Inc. (the "Company"), hereby certifies to such officers' knowledge, that the Company's Quarterly Report on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date August 7, 2003                /S/ Frank Reich
                                   -------------------------------------
                                   Frank Reich, Chief Executive Officer



Date August 7, 2003                /S/ Marie Reich
                                   -------------------------------------
                                   Marie Reich, Chief Financial Officer